UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2019

AMERICOLD REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Americold Realty Trust (the “Company”) filed on February 7, 2019 to report the departure of Thomas Musgrave.

Item 5.02 —	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Mr. Musgrave’s departure, Americold Logistics, LLC, a wholly-owned subsidiary of the Company, and Mr. Musgrave entered into a Separation Agreement dated February 19, 2019 (the “Separation Agreement”).

Americold Logistics, LLC and Mr. Musgrave are also parties to an Employment Agreement, dated January 23, 2018, and filed with the Securities and Exchange Commission on January 23, 2018 as Exhibit 10.6 to the Company’s Current Report on Form 8-K (the “Employment Agreement”), which provides for certain severance payments and benefits subject to the execution of an irrevocable release of claims. Consistent with the Employment Agreement, the Separation Agreement provides that in consideration for the release set forth in the Separation Agreement, and for the acknowledgment and reaffirmation of his post-employment obligations and the other restrictive covenants, Mr. Musgrave will receive a lump sum severance payment equal to his annual salary plus target bonus, vesting of certain stock option and restricted stock unit grants, and certain other payments and benefits as set forth in the Separation Agreement. Mr. Musgrave will also remain eligible to receive a prorated bonus in respect of the 2019 calendar year to the same extent as if his employment had not terminated, which bonus (if any) will be paid to Mr. Musgrave in a manner consistent with other executives with respect to Company performance and individual performance targets.

The foregoing summary of the terms and conditions of the (i) Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and (ii) the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement.

Item 9.01 —	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement effective as of February 19, 2019 by and between Americold Logistics, LLC and Thomas Musgrave

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2019

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
	Name:	Marc Smernoff
	Title:	Chief Financial Officer and Executive Vice President